UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 9, 2017

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2017, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the fourth quarter and full year of 2016, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated February 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2017

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	December 31, 2016	December 31, 2015
NET SALES	$4,503	$4,766
Cost of sales	3,383	3,554
GROSS MARGIN	1,120	1,212
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	519	508
Research, development and engineering expenses	158	177
Equity, royalty and interest income from investees	67	75
Loss contingency charge	—	60
Impairment of light-duty diesel assets	—	211
Restructuring actions and other charges	—	90
Other operating expense, net	(3)	(12)
OPERATING INCOME	507	229
Interest income	5	4
Interest expense	18	18
Other income (expense), net	14	(3)
INCOME BEFORE INCOME TAXES	508	212
Income tax expense	112	34
CONSOLIDATED NET INCOME	396	178
Less: Net income attributable to noncontrolling interests	18	17
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$378	$161

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.26	$0.92
Diluted	$2.25	$0.92

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.6	175.5
Diluted	168.1	175.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.025	$0.975

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Years ended December 31,
In millions, except per share amounts	2016	2015
NET SALES	$17,509	$19,110
Cost of sales	13,057	14,163
GROSS MARGIN	4,452	4,947
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	2,046	2,092
Research, development and engineering expenses	636	735
Equity, royalty and interest income from investees	301	315
Loss contingency charges	138	60
Impairment of light-duty diesel assets	—	211
Restructuring actions and other charges	—	90
Other operating expense, net	(5)	(17)
OPERATING INCOME	1,928	2,057
Interest income	23	24
Interest expense	69	65
Other income, net	48	9
INCOME BEFORE INCOME TAXES	1,930	2,025
Income tax expense	474	555
CONSOLIDATED NET INCOME	1,456	1,470
Less: Net income attributable to noncontrolling interests	62	71
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,394	$1,399

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$8.25	$7.86
Diluted	$8.23	$7.84

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	169.0	178.0
Diluted	169.3	178.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$4.00	$3.51

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	December 31, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$1,120	$1,711
Marketable securities	260	100
Total cash, cash equivalents and marketable securities	1,380	1,811
Accounts and notes receivable, net	3,025	2,820
Inventories	2,675	2,707
Prepaid expenses and other current assets	627	609
Total current assets	7,707	7,947
Long-term assets
Property, plant and equipment, net	3,800	3,745
Investments and advances related to equity method investees	946	975
Goodwill and other intangible assets, net	812	810
Other assets	1,746	1,657
Total assets	$15,011	$15,134

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,854	$1,706
Loans payable	41	24
Commercial paper	212	—
Accrued expenses	2,218	2,073
Total current liabilities	4,325	3,803
Long-term liabilities
Long-term debt	1,568	1,576
Other liabilities	1,944	2,005
Total liabilities	$7,837	$7,384

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,153	$2,178
Retained earnings	11,040	10,322
Treasury stock, at cost, 54.2 and 47.2 shares	(4,489)	(3,735)
Common stock held by employee benefits trust, at cost, 0.7 and 0.9 shares	(8)	(11)
Accumulated other comprehensive loss	(1,821)	(1,348)
Total Cummins Inc. shareholders’ equity	6,875	7,406
Noncontrolling interests	299	344
Total equity	$7,174	$7,750
Total liabilities and equity	$15,011	$15,134

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Years ended December 31,
In millions	2016	2015
NET CASH PROVIDED BY OPERATING ACTIVITIES	$1,935	$2,059

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(531)	(744)
Investments in internal use software	(63)	(55)
Investments in and advances to equity investees	(41)	(7)
Acquisitions of businesses, net of cash acquired	(94)	(117)
Investments in marketable securities—acquisitions	(478)	(282)
Investments in marketable securities—liquidations	306	270
Proceeds from sale of equity investees	60	—
Cash flows from derivatives not designated as hedges	(102)	8
Other, net	26	9
Net cash used in investing activities	(917)	(918)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	111	44
Net borrowings of commercial paper	212	—
Payments on borrowings and capital lease obligations	(163)	(76)
Net borrowings (payments) under short-term credit agreements	19	(41)
Distributions to noncontrolling interests	(65)	(49)
Dividend payments on common stock	(676)	(622)
Repurchases of common stock	(778)	(900)
Acquisition of noncontrolling interests	(98)	(10)
Other, net	29	10
Net cash used in financing activities	(1,409)	(1,644)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(200)	(87)
Net decrease in cash and cash equivalents	(591)	(590)
Cash and cash equivalents at beginning of year	1,711	2,301
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,120	$1,711

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

As previously announced, beginning with the second quarter of 2016, we realigned certain of our reportable segments to be consistent with changes to our organizational structure and how the Chief Operating Decision Maker monitors the performance of our segments. We reorganized our business to combine our Power Generation segment and our high horsepower engine business to create the new Power Systems segment. Our reportable operating segments consist of Engine, Distribution, Components and Power Systems. We began to report results for our new reporting structure in the second quarter of 2016 and also reflected this change for historical periods.

We allocate certain common costs and expenses, primarily corporate functions, among segments. These include certain costs and expenses of shared services, such as information technology, human resources, legal, finance and supply chain management. In addition to the reorganization noted above, we reevaluated the allocation of these costs, considering the new segment structure created in April 2016 and adjusted our allocation methodology accordingly. The revised methodology, which is based on a combination of relative segment sales and relative service usage levels, is effective for the periods beginning after January 1, 2016 and resulted in the revision of our segment operating results, including segment earnings before interest, income taxes and noncontrolling interests (EBIT), for all four segments for the first quarter of 2016 with a greater share of costs allocated to the Distribution and Components segments than in previous years. Prior periods were not revised for the new allocation methodology. These changes had no impact on our consolidated results.

	In millions	Engine	Distribution		Components	Power Systems		Intersegment Eliminations (1)	Total
	Three months ended December 31, 2016
	External sales	$1,424	$1,664		$860	$555		$—	$4,503
	Intersegment sales	543	6		317	377		(1,243)	—
	Total sales	1,967	1,670		1,177	932		(1,243)	4,503
	Depreciation and amortization (2)	42	30		38	28		—	138
	Research, development and engineering expenses	60	3		47	48		—	158
	Equity, royalty and interest income from investees	28	14		12	13		—	67
	Interest income	2	1		1	1		—	5
	Segment EBIT	194	122	(3)	140	68	(4)	2	526

	Segment EBIT as a percentage of total sales	9.9%	7.3%		11.9%	7.3%			11.7%

	Three months ended December 31, 2015
	External sales	$1,583	$1,699		$906	$578		$—	$4,766
	Intersegment sales	515	8		330	408		(1,261)	—
	Total sales	2,098	1,707		1,236	986		(1,261)	4,766
	Depreciation and amortization (2)	47	27		27	29		—	130
	Research, development and engineering expenses	68	2		53	54		—	177
	Equity, royalty and interest income from investees	39	18		9	9		—	75
	Loss contingency charge	60	—		—	—		—	60
	Impairment of light-duty diesel assets	202	—		9	—		—	211
	Restructuring actions and other charges	17	23		13	26		11	90
	Interest income	1	1		1	1		—	4
	Segment EBIT	(59)	88		153	33		15	230

	Segment EBIT as a percentage of total sales	(2.8)%	5.2%		12.4%	3.3%			4.8%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended December 31, 2016 and 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT included a gain of $15 million on the fair value adjustment resulting from the acquisition of the controlling interest in a North American distributor for the three months ended December 31, 2016. See ''ACQUISITION'' for additional information.

(4)	In the fourth quarter of 2016, we sold our remaining 49 percent interest in Cummins Olayan Energy for $61 million and recognized a gain of $17 million.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Systems		Intersegment Eliminations (1)	Total
	Year ended December 31, 2016
	External sales	$5,774	$6,157		$3,514	$2,064		$—	$17,509
	Intersegment sales	2,030	24		1,322	1,453		(4,829)	—
	Total sales	7,804	6,181		4,836	3,517		(4,829)	17,509
	Depreciation and amortization (2)	163	116		133	115		—	527
	Research, development and engineering expenses	226	13		208	189		—	636
	Equity, royalty and interest income from investees	148	70		41	42		—	301
	Loss contingency charges	138	—		—	—		—	138
	Interest income	10	4		4	5		—	23
	Segment EBIT	686	392	(3)	641	263	(4)	17	1,999

	Segment EBIT as a percentage of total sales	8.8%	6.3%		13.3%	7.5%			11.4%

	Year ended December 31, 2015
	External sales	$6,733	$6,198		$3,745	$2,434		$—	$19,110
	Intersegment sales	1,937	31		1,427	1,633		(5,028)	—
	Total sales	8,670	6,229		5,172	4,067		(5,028)	19,110
	Depreciation and amortization (2)	187	105		109	110		—	511
	Research, development and engineering expenses	263	10		236	226		—	735
	Equity, royalty and interest income from investees	146	78		35	56		—	315
	Loss contingency charge	60	—		—	—		—	60
	Impairment of light-duty diesel assets	202	—		9	—		—	211
	Restructuring charges and other actions	17	23		13	26		11	90
	Interest income	11	4		4	5		—	24
	Segment EBIT	636	412	(3)	727	335		(20)	2,090

	Segment EBIT as a percentage of total sales	7.3%	6.6%		14.1%	8.2%			10.9%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the years ended December 31, 2016 and 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $3 million for both the years ended December 31, 2016 and December 31, 2015.

(3)
Distribution segment EBIT included gains of $15 million and $18 million on the fair value adjustments resulting from the acquisition of the controlling interests in North American distributors for the years ended December 31, 2016 and December 31, 2015.

(4)	In the fourth quarter of 2016, we sold our remaining 49 percent interest in Cummins Olayan Energy for $61 million and recognized a gain of $17 million.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Years ended
In millions	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Total segment EBIT	$526	$230	$1,999	$2,090
Less: Interest expense	18	18	69	65
Income before income taxes	$508	$212	$1,930	$2,025

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Years ended
In millions	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Distribution entities
Komatsu Cummins Chile, Ltda.	$8	$8	$34	$31
North American distributors	3	6	21	33
All other distributors	(2)	1	—	3
Manufacturing entities
Dongfeng Cummins Engine Company, Ltd.	14	11	46	51
Chongqing Cummins Engine Company, Ltd.	10	9	38	41
Beijing Foton Cummins Engine Co., Ltd.	(7)	15	52	62
All other manufacturers	29	11	69	52
Cummins share of net income	55	61	260	273
Royalty and interest income	12	14	41	42
Equity, royalty and interest income from investees	$67	$75	$301	$315

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

ACQUISITION
The Distribution segment North American distributor acquisition in the fourth quarter of 2016 was as follows:

Entity Acquired	Date of Acquisition	Additional Percent Interest Acquired	Payments to Former Owners	Acquisition Related Debt Retirements	Total Purchase Consideration		Type of Acquisition(1)	Gain Recognized(1)	Goodwill Acquired	Intangibles Recognized	Net Sales Previous Fiscal Year Ended
Cummins Pacific LLC (Pacific)	10/04/16	50%	$30	$67	$99	(2)	COMB	$15	$4	$8	$391
____________________________________________________

(1)
The results from Pacific were included in Distribution segment results subsequent to the acquisition date. Pacific was accounted for as business combination (COMB) with gains recognized based on the requirement to remeasure our pre-existing ownership to fair value in accordance with GAAP.

(2) The "Total Purchase Consideration" represents the total amount that will or is estimated to be paid to complete the acquisition. A portion of the acquisition payment has not yet been made and will be paid in future periods in accordance with the purchase contract. The total outstanding consideration at December 31, 2016, for this entity was $2 million.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items
We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	December 31, 2016		December 31, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$378	$2.25	$161	$0.92
Add
Impairment of light-duty diesel assets, net of tax (1)	—	—	133	0.75
Restructuring actions and other charges, net of tax (2)	—	—	61	0.35
Net income attributable to Cummins Inc. excluding special items	$378	$2.25	$355	$2.02

	Years ended
	December 31, 2016		December 31, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$1,394	$8.23	$1,399	$7.84
Add
Impairment of light-duty diesel assets, net of tax (1)	—	—	133	0.75
Restructuring actions and other charges, net of tax (2)	—	—	61	0.34
Net income attributable to Cummins Inc. excluding special items	$1,394	$8.23	$1,593	$8.93
__________________________________________
(1) In the fourth quarter of 2015, we recorded a $211 million charge for impairment of our light-duty diesel assets.
(2) In the fourth quarter of 2015, we recorded a $90 million charge for restructuring actions and other charges.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, income taxes, noncontrolling interests and special items
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBIT for each of the applicable periods:

	Three months ended		Years ended
In millions	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income attributable to Cummins Inc.	$378	$161	$1,394	$1,399

Net income attributable to Cummins Inc. as a percentage of net sales	8.4%	3.4%	8.0%	7.3%

Add
Net income attributable to noncontrolling interests	18	17	62	71
Consolidated net income	396	178	1,456	1,470

Add
Interest expense	18	18	69	65
Income tax expense	112	34	474	555
Earnings before interest expense and income taxes	526	230	1,999	2,090

EBIT as a percentage of net sales	11.7%	4.8%	11.4%	10.9%

Add
Impairment of light-duty diesel assets	—	211	—	211
Restructuring actions and other charges	—	90	—	90
Earnings before interest expense, income taxes and special items	$526	$531	$1,999	$2,391

Earnings before interest expense, income taxes and special items as a percentage of net sales	11.7%	11.1%	11.4%	12.5%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Engine segment reorganized its reporting structure as follows:

•
Heavy-duty truck - We manufacture diesel and natural gas engines that range from 310 to 605 horsepower serving global heavy-duty truck customers worldwide, primarily in North America, Latin America and Australia.

•
Medium-duty truck and bus - We manufacture diesel and natural gas engines ranging from 130 to 450 horsepower serving medium-duty truck and bus customers worldwide, with key markets including North America, Latin America, China, Europe and India. Applications include pickup and delivery trucks, vocational truck, school bus, transit bus and shuttle bus. We also provide diesel engines for Class A motor homes (RVs), primarily in North America.

•
Light-duty automotive (Pickup and Light Commercial Vehicle (LCV)) - We manufacture 105 to 385 horsepower diesel engines, including engines for the pickup truck market for Chrysler and Nissan in North America, and LCV markets in Europe, Latin America and Asia.

•
Off-highway - We manufacture diesel engines that range from 48 to 715 horsepower to key global markets including mining, marine, rail, oil and gas, defense, agriculture and construction equipment and also to the power generation business for standby, mobile and distributed power generation solutions throughout the world.

Sales for our Engine segment by market were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$565	$2,443
Medium-duty truck and bus	549	600	517	606	2,272
Light-duty automotive	433	394	345	409	1,581
Off-highway	363	386	372	387	1,508
Total sales	$1,976	$2,002	$1,859	$1,967	$7,804

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$700	$3,116
Medium-duty truck and bus	608	674	585	640	2,507
Light-duty automotive	381	354	339	401	1,475
Off-highway	399	422	394	357	1,572
Total sales	$2,145	$2,325	$2,102	$2,098	$8,670

2014
In millions	YTD
Heavy-duty truck	$3,072
Medium-duty truck and bus	2,431
Light-duty automotive	1,567
Off-highway	1,897
Total sales	$8,967

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	18,500	79,000
Medium-duty	55,400	62,300	53,400	58,000	229,100
Light-duty	61,700	57,100	49,800	60,000	228,600
Total units	136,800	140,100	123,300	136,500	536,700

2015
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	28,700	32,800	28,600	24,300	114,400
Medium-duty	61,200	66,600	59,600	59,700	247,100
Light-duty	51,200	53,400	47,800	56,900	209,300
Total units	141,100	152,800	136,000	140,900	570,800

2014
Units	YTD
Heavy-duty	122,100
Medium-duty	266,800
Light-duty	204,400
Total units	593,300
Distribution Segment Sales by Product Line

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$694	$2,627
Service	299	297	299	320	1,215
Power generation	275	326	291	347	1,239
Engines	241	279	271	309	1,100
Total sales	$1,463	$1,544	$1,504	$1,670	$6,181

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$573	$598	$604	$648	$2,423
Service	284	307	301	330	1,222
Power generation	298	272	323	397	1,290
Engines	321	318	323	332	1,294
Total sales	$1,476	$1,495	$1,551	$1,707	$6,229

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component Segment Sales by Business

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$607	$624	$540	$546	$2,317
Turbo technologies	265	276	241	254	1,036
Filtration	252	262	244	252	1,010
Fuel systems	113	117	118	125	473
Total sales	$1,237	$1,279	$1,143	$1,177	$4,836

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$679	$607	$600	$2,499
Turbo technologies	301	307	266	267	1,141
Filtration	255	266	240	249	1,010
Fuel systems	130	145	127	120	522
Total sales	$1,299	$1,397	$1,240	$1,236	$5,172
Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Power Systems segment reorganized its reporting structure into the following product lines:

•
Power generation - We design, manufacture, sell and support back-up and prime power generators ranging from 2 kilowatts to 3.5 megawatts, as well as controls, paralleling systems and transfer switches, for applications such as consumer, commercial, industrial, data centers, health care, telecommunications and waste water treatment plants. We also provide turnkey solutions for distributed generation and energy management applications using natural gas or biogas as a fuel. We also serve global rental accounts for diesel and gas generator sets.

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Industrial - We design, manufacture, sell and support diesel and natural gas high-horsepower engines up to 5,500 horsepower for a wide variety of equipment in the mining, rail, defense, oil and gas, and commercial marine applications throughout the world. Across these markets, we have major customers in North America, Europe, the Middle East, Africa, China, Korea, Japan, Latin America, India, Russia, Southeast Asia, South Pacific and Mexico.

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Generator technologies - We design, manufacture, sell and support A/C generator/alternator products for internal consumption and for external generator set assemblers. Our products are sold under the Stamford, AVK and Markon brands and range in output from 3 kilovolt-amperes (kVA) to 12,000 kVA.

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Sales for our Power Systems segment by product line were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$520	$597	$545	$573	$2,235
Industrial	215	240	233	275	963
Generator technologies	73	84	78	84	319
Total sales	$808	$921	$856	$932	$3,517

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$624	$710	$621	$615	$2,570
Industrial	280	295	275	287	1,137
Generator technologies	98	92	86	84	360
Total sales	$1,002	$1,097	$982	$986	$4,067

2014
In millions	YTD
Power generation	$2,633
Industrial	1,331
Generator technologies	450
Total sales	$4,414
High-horsepower unit shipments by engine classification were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	1,900	7,900
Industrial	1,000	1,100	1,000	1,300	4,400
Total units	2,800	3,300	3,000	3,200	12,300

2015
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,200	2,500	2,000	1,900	8,600
Industrial	1,300	1,200	1,200	1,500	5,200
Total units	3,500	3,700	3,200	3,400	13,800

2014
Units	YTD
Power generation	8,700
Industrial	6,100
Total units	14,800